SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 15, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                            1615 N. 24th West Avenue
                              Tulsa, Oklahoma 74127
                    (Address of principal executive offices)

                                  918/295-8289
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name and former address, if changed since last report)


    Nevada                         000-26425                     84-1402416
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


         NextPath Technologies, Inc. (the "Company') hereby amends Item 7 of its Current Report on Form 8-K dated November 15, 1999 related to its acquisition of Willow Systems Limited to read in its entirety as follows:

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.  See Exhibit 99.2.

         (b) Proforma financial information. See NextPath Form 10K/A dated May 17, 2000.

         (c)      Exhibits

                  2.1**   Agreement and Plan of Merger dated November 2, 1999.

                 99.1*    Press Release dated  November  18,  1999 issued by the
                            Company

                 99.2**   Willow  Systems, Inc.  Financial  Statements  for  the
                            three Years Ended December 31, 1998, 1997 and 1996

*        Previously filed
**       Filed herein

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEXTPATH TECHNOLOGIES, INC.


                                        By  /s/  David Nuttle
                                             -----------------------------------
                                             David Nuttle
                                             President, Chief Executive Officer


Date:    June 26, 2000.